SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2018

Saul Centers, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-12254	52-1833074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7501 Wisconsin Avenue, Bethesda, Maryland	20814
(Address of Principal Executive Offices)	(Zip Code)

(301) 986-6200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

Saul Holdings Limited Partnership (the “Partnership”), the operating partnership for Saul Centers, Inc., entered into that certain Credit Agreement dated January 26, 2018, by and among: the Partnership, as Borrower; Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent; Capital One, National Association (“Capital One”), as Syndication Agent; TD Bank, N.A. (“TD Bank”) and U.S. Bank National Association (“U.S. Bank”), as Documentation Agents; and Wells Fargo, Capital One, TD Bank, U.S. Bank, Regions Bank and Associated Bank, National Association (“Associated Bank”), as Lenders (the “Agreement”).

The Agreement replaces that certain Amended and Restated Credit Agreement dated June 24, 2014, by and among the Partnership, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, Wells Fargo Securities, LLC, as Sole Lead Arranger and Sole Bookrunner and Wells Fargo Bank, National Association, JP Morgan Chase Bank, N.A., Capital One, N.A., and Citizens Bank of Pennsylvania, as Lenders (the “Former Agreement”).

The Former Agreement consisted of a $275,000,000 unsecured revolving credit facility (the “Former Facility”) with a maturity date of June 22, 2018. Loan availability under the Former Facility was primarily determined by operating income from the Company’s existing unencumbered properties. Interest accrued at a rate of LIBOR plus a spread of 1.45% to 2.00%, as determined by certain leverage tests. As of the date the Former Facility was replaced (January 26, 2018), the applicable spread for borrowings under the Former Facility was 1.45%.

The Agreement consists of a $400,000,000 credit facility (the “New Facility”), of which $325,000,000 is a revolving credit facility (the “Revolving Line”) and $75,000,000 is a term loan (the ‘Term Loan”). The Revolving Line matures on January 26, 2022, which term may be extended by the Company for one additional year, subject to satisfaction of certain conditions. The Term Loan matures on January 26, 2023, and may not be extended.

Saul Centers, Inc. and certain subsidiaries of Saul Holdings Limited Partnership and Saul Centers, Inc. have guaranteed the payment obligations of the Partnership under the New Facility. For purposes of this Current Report on Form 8-K, all references to the “Company” refer, collectively, to Saul Centers, Inc., the Partnership and each of their subsidiaries that are parties to the New Facility.

Currently, $75,000,000 is outstanding under the New Facility, all of which is drawn under the Term Loan. The Revolving Line of $325,000,000 has $324,815,000 in borrowing availability and $185,000 committed for letters of credit; the Term Loan is fully drawn.

In general, loan availability under the New Facility is primarily determined by operating income from the Company’s existing unencumbered properties. Interest accrues at a rate of LIBOR plus a spread of 1.35% to 1.95% under the Revolving Line, and 1.30% to 1.90% under the Term Loan, each as determined by certain leverage tests. As of January 26, 2018, the applicable spread for borrowings is 1.35% under the Revolving Line and 1.30% under the Term Loan.

The Agreement, similar to the Former Agreement, contains a number of covenants related to the Company’s ability to make investments, incur liens, engage in certain affiliate transactions, and engage in major transactions such as mergers. In addition, the Agreement requires the Company to satisfy certain financial covenants, including, but not limited to:

•	limiting the amount of debt so that the ratio of Total Indebtedness to Total Asset Value (each as defined in the Agreement) does not exceed 0.60 to 1.00;

•	limiting the amount of debt so that interest coverage is not less than 2.0 to 1 on a trailing four consecutive fiscal quarters basis; and

•	limiting the amount of debt so that interest, scheduled principal amortization and preferred dividend coverage is not less than 1.4 to 1 on a trailing four consecutive fiscal quarters basis.

Each of Wells Fargo, Capital One, TD Bank, U.S. Bank, Regions Bank, and Associated Bank is a lender under the Agreement. Some of the lenders or their affiliates from time to time have provided in the past, and may provide in the future, commercial lending services to the Company and its affiliates in the ordinary course of business.

The foregoing does not constitute a complete summary of the terms and conditions of the Agreement, which is attached hereto as Exhibit 10.1, or of the Former Agreement, which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8 -K, dated June 25, 2014. The description contained herein of the terms and conditions of the Agreement and the Former Agreement is qualified in its entirety by reference to the Agreement and Former Agreement, respectively.

Item 1.02.	Termination of a Material Definitive Agreement.

The disclosure required by this Item 1.02 is included in Item 1.01 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Credit Agreement dated January 26, 2018, by and among: the Partnership, as Borrower; Wells Fargo Bank, National Association (“Wells Fargo”), as Administrative Agent; Capital One, National Association (“Capital One”), as Syndication Agent; TD Bank, N.A. (“TD Bank”) and U.S. Bank National Association (“U.S. Bank”), as Documentation Agents; and Wells Fargo, Capital One, TD Bank, U.S. Bank, Regions Bank and Associated Bank, National Association (“Associated Bank”), as Lenders (the “Agreement”).

10.2	Guaranty dated January 26, 2018, by and between: Saul Centers, Inc.; Saul Subsidiary I Limited Partnership; Saul Subsidiary II Limited Partnership; Briggs Chaney Plaza, LLC; Kentlands Lot 1, LLC; 11503 Rockville Pike LLC; Rockville Pike Holdings LLC; 1500 Rockville Pike LLC; Smallwood Village Center LLC; Westview Village Center LLC; Avenel VI, Inc.; Metro Pike Center LLC; and Washington Square Center LLC, as Guarantors; in favor of Wells Fargo Bank, National Association, as Administrative Agent for the lenders from time to time party to that certain Credit Agreement dated January 26, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAUL CENTERS, INC.

By:	/s/ Scott V. Schneider
Scott V. Schneider
Senior Vice President and Chief Financial Officer

Dated: January 29, 2018